Exhibit 10.12

EQUITY PLEDGE AGREEMENT
股权质押协议

This Equity Pledge Agreement (hereinafter this “Agreement”) is dated ______________, and is entered into in Harbin, China between Harbin Mege Union Beauty Management Ltd., a wholly foreign-owned enterprise, incorporated under the laws of China, located at  No. 389 Han Shui Rd, Nan Gang Ji Zhong District, Harbin Development Zone, Harbin, China(“Pledgee”), ________________________, established under the laws of the China (“Party B” or “ Business Entity”), with a registered address at _______________________, and each of the shareholders/owners of Party B listed on the signature pages hereto (collectively, the “Pledgors”).
此股权质押协议（以下作“协议”）在2007年8月3日在哈尔滨，由按中国法设立的法定住址为中国哈尔滨开发区南岗集中区汉水路389号的外商独资企业哈尔滨美联美容管理有限公司（“质押权方”），按中国法设立的法定地址为                          （”乙方“或“商业实体”）,以及 签字页所示乙方股东/所有人(“出质方”)共同订立。

RECITALS
说  明

1.       The Pledgee, a wholly foreign-owned limited company incorporated under the laws of China, which has the expertise in the business of beauty industry and its management.
1．  质押权方为依中国法在中国设立的外商独资企业，专业开展美容及管理业务。

2.      The Pledgors are shareholders/owners of the Business Entity. The Pledgors collectively own over 100% of the outstanding equity interests of the Business Entity .
2． 出质人是商业实体股东/所有人。出质方拥有超过100%的商业实体权益。

3.     Pledgee and the Business Entity have executed a Consulting Services Agreement (hereinafter “Consulting Services Agreement” or “Services Agreement”) concurrently herewith.  Based on this agreement, The Business Entity shall pay technical consulting and service fees (hereinafter the “Consulting Services Fees” or “Services Fees”) to Pledgee for offering consulting and related services.
3． 质押权方和商业实体签署了服务协议（以下作“咨询服务协议”或者“服务协议”）。基于该协议，商业实体需向质押权方就其提供的咨询和其他相关服务支付技术咨询和服务费（以下作“咨询服务费”或者“服务费”）。

EQUITY PLEDGE AGREEMENT

4.      In order to ensure that the Business Entity  will perform its obligations under the Consulting Services Agreement, and in order to provide an additional mechanism for the Pledgee to enforce its rights to collect the Consulting Services Fees from the Business Entity , the Pledgors agree to pledge all their equity interest in the Business Entity  as security for the performance of the obligations of the Business Entity  under the Consulting Services Agreement and the payment of Consulting Services Fees under such agreement.
4． 为确保商业实体在咨询服务协议下履行他们的职责，质押权人能够照常收取咨询服务费，出质人允诺抵押所有商业实体股权权益作为对咨询服务协议和该协议下的咨询服务费用的支付的职责履行的担保。

NOW THEREFORE, the Pledgee, the Business Entity  and the Pledgors through mutual negotiations hereby enter into this Agreement based upon the following terms:
 现今，因此，质押权方,商业实体和抵押方通过双边协议进入该协议下列条款：

1.    Definitions and Interpretation.  Unless otherwise provided in this Agreement, the following terms shall have the following meanings:
1． 定义和解释。如果该协议不另作说明，下述条款将有下述含义：

1.1  “Pledge” refers to the full content of Section 2 hereunder.
1.1  “质押”指的是下文第2节的全部内容。

1.2  “Equity Interest” refers to all the equity interest in the Business Entity  legally held by the Pledgors.
1.2  “股权权益”指的是由出质方合法拥有的商业实体所有股权权益。

1.3 “Term of Pledge” refers to the period provided for under Section 3.2 hereunder.
1.3 “抵押期限”指的是下文3.2节所提到的期限。

1.4   “Event of Default” refers to any event in accordance with Section 7.1 hereunder.
1.4   “不履行职责事项”指的是下文7.1节所列任何事项。

EQUITY PLEDGE AGREEMENT

1.5  “Notice of Default” refers to the notice of default issued by the Pledgee in accordance with this Agreement.
1.5  “不履行职责通知” 指的是由质押权方根据该协议发出的不履行职责通知。

          2.    Pledge.  The Pledgors agree to pledge their equity interest in the Business Entity  to the Pledgee (“Pledged Collateral”) as a security for the obligations of the Business Entity  under the Consulting Services Agreement.  Pledge under this Agreement refers to the rights owned by the Pledgee, who shall be entitled to a priority in receiving payment by the evaluation or proceeds from the auction or sale of the equity interest pledged by the Pledgors to the Pledgee.
       2． 质押。出质方同意向质押权方抵押他们股权权益（“质押担保”）以作为在该咨询服务协议中所涉及的商业实体实施责任的保证。协议中的质押指的是质押权方所拥有的权利，该方将在接受由出质方向质押权方质押的股权权益的拍卖或销售的估价支付时获得优先权。

3.    Term of Pledge.
3． 质押期限。

3.1     The Pledge shall take effect as of the date when the Pledge of the equity interest under this Agreement is recorded in the Register of Shareholder of the Business Entity .  The term of the Pledge shall last until two (2) years after the obligations under the Consulting Services Agreement are fulfilled.
3.1     质押将从该协议下的股权在商业实体股东/所有人登记薄上载明质押事项当天开始生效。抵押期限将是两（2）年，在咨询服务协议下的职责充分履行后。

3.2     During the term of the Pledge, the Pledgee shall be entitled to vote, control, sell, or dispose of the pledged assets in accordance with this Agreement in the event that Pledgors do not perform their obligation under the Consulting Services Agreement and the Business Entity fails to pay the Consulting Service Fees in accordance with the Consulting Services Agreement.
3.2     在抵押期间，如果出质方没有实施咨询服务协议下的职责，以及商业实体没有完整支付该咨询服务协议下的技术咨询服务费，质押权方根据本协议有权投票，控制，出售或处理被抵押资产。

3.3      During the term of the Pledge, the Pledgee shall be entitled to collect any and all dividends declared or paid in connection with the equity interest.

EQUITY PLEDGE AGREEMENT

3.3       在股权质押期间，质押权人应当有权收取任何或所有支付或宣告的与股权利益有关的红利。

4.      Pledge Procedure and Registration
4.      质押程序和登记

4.1    The Pledge under this Agreement shall be recorded in the Register of Shareholders/owners of the Business Entity. The Pledgor shall process the registration procedures with Administration for Industry and Commerce concerning the Pledge.
4.1     本协议下的股权质押应在商业实体股东/所有人登记薄上载明。出质人应向工商行政管理局提交相关申请以办理相关质押登记。

5.     Representation and Warranties of Pledgors.
5．  出质方的陈述和保证

5.1     The Pledgors are the legal owners of the equity interest pledged.
5.1      出质方是被抵押资产的法定所有人。

5.2     The Pledgors have not pledged the equity interest to any other party, and or the equity interest is not encumbered to any other person except for the Pledgee.
5.2      除质押权方出质方不能质押其股权权益给其它任何第三人或在股权上设定其他对第三人的负担。

6.       Covenants of Pledgors.
6.       抵押契约

6.1      During the effective term of this Agreement, the Pledgors promise to the Pledgee for its benefit that the Pledgors shall:
6.1     在此协议有效期内，出质方向质押权人保证其取得对出质方的利益。出质方必须做到：

EQUITY PLEDGE AGREEMENT

6.1.1  Not transfer or assign the equity interest, create or permit to create any pledges which may have an adverse effect on the rights or benefits of the Pledgee without prior written consent from the Pledgee.
6.1.1    不转让或分配股权，未经质押权方事先书面同意不得作任何对质押权方权利或利益产生负面影响的质押，或质押承诺。

6.1.2  Comply with and implement laws and regulations with respect to the pledge of rights; present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within five (5) days upon receiving such notices, orders or suggestions; and comply with such notices, orders or suggestions; or object to the foregoing matters at the reasonable request of the Pledgee or with consent from the Pledgee.
6.1.2    遵守并实施相应关于质押权利的法律、法规；在接到主管单位发布或制作的关于抵押的公告、命令或者建议5天内转交给接受出质方；遵守这些公告、命令或者建议；或者根据接受出质方提出的适当理由或接受出质方的允许拒绝上述公告、命令或建议；

6.1.3  Timely notify the Pledgee of any events or any received notices which may affect the Pledgor’s equity interest or any part of its right, and any events or any received notices which may change the Pledgor’s any warranty and obligation under this Agreement or affect the Pledgor’s performance of its obligations under this Agreement.
6.1.3      适时的通报可能影响出质方股权或其部分股权的事件或收到的通知，这些事件或通知可以在本协议条件下改变出质方的担保和义务或者影响出质方对该协议条件下义务的履行。

6.2  The Pledgors agree that the Pledgee’s right to the Pledge obtained from this Agreement shall not be suspended or inhibited by any legal procedure launched by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor or any such other person.
6.2        出质方认可接受出质方对于根据本协议获得的质押物品的权利不能通过出质方面、出质方继承者、出质方指派的人员或诸如此类人员的合法手续被推迟或受约束。

6.3  The Pledgors promise to the Pledgee that in order to protect or perfect the security for the payment of the Services Fees, the Pledgors shall execute in good faith and cause other parties who have interests in the Pledge to execute all the title certificates, contracts, and perform actions and cause other parties who have interests to take action, as required by the Pledgee; and make access to exercise the rights and authorization vested in the Pledgee under this Agreement.

EQUITY PLEDGE AGREEMENT

6.3      出质方向质押权人保证为了服务费用支付保障的完善，出质方必须很好得履行并且促使其他对质押物感兴趣的各方履行产权契约证明，合同；根据接受出质方的要求，采取行动或促使其他对抵押物感兴趣的各方采取行动；根据该协议促使接受出质方履行协议或授予权利。

6.4   The Pledgors promise to the Pledgee that they will execute all amendment documents (if applicable and necessary) in connection with any registration of the Pledge with the Pledgee or its designated person (natural person or a legal entity), and provide the notice, order and decision to the Pledgee as necessary, within a reasonable amount of time upon request.
6.4       出质方向质押权方保证会根据载明质押权人或其指定的人员（自然人或法人实体）的质押登记履行所有修正文件（如果适用且必要的话），并且根据要求在合理的时间内向质押权方转达通知、命令或作出决定。

6.5   The Pledgors promise to the Pledgee that they will comply with and perform all the guarantees, covenants, warranties, representations and conditions for the benefits of the Pledgee. The Pledgors shall compensate all the losses suffered by the Pledgee as a result of the Pledgors failing perform or fully perform their guarantees, covenants, warranties, representations and conditions.
6.5        出质方向质押权人保证会遵守和执行所有的体现质押权方利益的承诺、契约、担保、法律声明和接受条款。出质方必须对由于出质方没有执行或没有完全执行承诺、契约、担保、法律声明和利益条款而造成的损失向接受出质方作出赔偿。

7.  Events Of Default.
7   违约事项。

7.1  The following events shall be regarded as the events of default:
7.1 如下事项将被视为违约事项

EQUITY PLEDGE AGREEMENT

7.1.1  This Agreement is deemed illegal by a governing authority in the PRC, or the Pledgor is not capable of continuing to perform the obligations herein due to any reason except force majeure;
7.1.1     该协议被中华人民共和国监管部门视作非法或出质方由于除外力无法抗拒因素以外的任何原因不能继续履行规定的义务；

7.1.2   The Business Entity  fails to make full payment of the Services Fees as scheduled under the Service Agreement;
7.1.2 商业实体不能如期全额支付服务协议中的服务费用；

7.1.3  A Pledgor makes any materially false or misleading representations or warranties under Section 5 herein, and/or the Pledgor breaches any warranties under Section 5 herein;
7.1.3    出质方根据第5款作出任何实质性误导、错误说明或担保，或者出质方违反第5款规定的担保；

7.1.4  A Pledgor breaches the covenants under Section 6 herein;
7.1.4   出质方违反第6款规定的契约；

7.1.5  A Pledgor breaches the term or condition herein;
7.1.5   出质方违反协议规定的条款或条件

7.1.6  A Pledgor waives the pledged equity interest or transfers or assigns the pledged equity interest without prior written consent of the Pledgee;
7.1.6   出质方放弃抵押股权或在事先未经接受出质方的书面允许的情况下将其转让或分配

7.1.7  The Business Entity  is incapable of repaying the general debt or other debt;
7.1.7   商业实体无力偿付日常或其他债务

EQUITY PLEDGE AGREEMENT

7.1.8  The property of the Pledgor is adversely affected causing the Pledgee to believe that the capability of the Pledgor to perform the obligations herein is adversely affected;
7.1.8   出质方的财产的不利影响导致接受质押权人方确信出质方履行义务的能力也受到影响；

7.1.9  The successors or agents of the Business Entity  are only able to perform a portion of or refuse to perform the payment obligations under the Service Agreement;
7.1.9  商业实体的承继人或代理人仅能仅能支付部分或拒绝支付服务合同中的支付义务

7.1.10  The breach of the other terms by action or inaction under this agreement by the Pledgor.
7.1.10 出质方对该协议其他条款实际违反或不作为。

7.2  The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware of or discovers that any event under Section 7.1 herein or any event that may result in the foregoing events has occurred or is likely to occur.

7.3  出质方一旦意识到或发现7.1款中事件或其他导致先前叙述的发生或进行，必须马上给予接受出质方书面通知。

7.4  Unless the event of default under Section 7.1 herein has been solved to the Pledgee’s satisfaction, the Pledgee, at any time when the event of default occurs or thereafter, may give a written notice of default to the Pledgor and require the Pledgor to immediately make full payment of the outstanding Service Fees under the Service Agreement and other payables or exercise other rights in accordance with Section 8 herein.

EQUITY PLEDGE AGREEMENT

7.4     除非在7.1款中的违约情况已经解决，并且接受出质方对此满意，接受出质方可以在任何违约事件发生时或之后给予出质方一个书面的违约通知并且要求出质方根据第8款的规定立即支付全额贷款和服务协议以及其他应付的抵押权利支付中的未偿费用。

8.  Exercise of Remedies.
8.  补救措施

8.1      Authorized Action by Secured Party. The Pledgors hereby irrevocably appoint Pledgee the attorney-in-fact of the Pledgors for the purpose of carrying out the security provisions of this Agreement and taking any action and executing any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.  If an event of default occurs, or is continuing, Pledgee shall have the right to exercise the following rights and powers:
8.1      担保方授权措施。 出质方为了执行该协议的安全规定或采取任何接受出质方认为必要措施或履行该协议可行的的手段指派一个不可撤消的实际法律代理人。如果一个违约事件发生，或者正在进行，接受出质方有权利执行如下权利：

(a) Collect by legal proceedings or otherwise and endorse and/or receive all payments, proceeds and other sums and property now or hereafter payable on or on account of the Pledged Collateral;
(a) 以法定程序及其它事项，签注，接收及收据形式所收集的现今及今后的所有费用，收益及其它金额及财产将直接支付或间接抵押。

(b) Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Pledged Collateral;
(b) 任何扩展，重组，保证，兼并，合并及其它允诺或保证，放弃，接受，保持或其它财产的应用用以交换间接抵押。

(c) Transfer the Pledged Collateral to its own or its nominee’s name;

EQUITY PLEDGE AGREEMENT

(c)  将质押担保转交给本人或被提名者。

(d) Make any compromise or settlement, and take any action it deems advisable, with respect to the Pledged Collateral;
(d)  关于质押担保将作折衷或最终解决，并采取明智措施。

(e) Notify any obligor with respect to any Pledged Collateral to make payment directly to the Pledgee;
(e) 通知有关于直接支付给质押权方任何质押担保的任何债务人。

(f) All rights of the Pledgors to exercise the voting and other consensual rights it would otherwise be entitled to exercise without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Pledgee;
(f) 出质方将执行投票权及双方意愿下的权利，否则在没有任何行动或终止通知下，所有权利归属于质押权方。
(g)All rights of the Pledgors to receive distributions with respect to the Pledged Collateral which it would otherwise be authorized to receive and retain shall cease and all such rights shall thereupon become vested in the Pledgee; and
(g) 质方有权收到间接协议的分配，否则该权利归属于质押权方。

(h) The Pledgors shall execute and deliver to the Pledgee appropriate instruments as the Pledgee may request in order to permit the Pledgee to exercise the voting and other rights which it may be entitled to exercise and to receive all distributions which it may be entitled to receive.
(h)为了许可质押人实施出质人有权实施的投票和其他权利或可能收到的分配，出质方根据质押权人可能的要求制作和交付适当的票证。

EQUITY PLEDGE AGREEMENT

The Pledgors hereby grant to Pledgee an exclusive, irrevocable power of attorney, with full power and authority in the place and stead of the Pledgors to take all such action permitted under this Section 8.1.  Such power of attorney shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral) by any person, upon the occurrence and continuance of an event of default.  Pledgee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.
据此出质方同意质押权方唯一的，不可取消的代理权，以全部权利和威信替代出质方来采取8.1节下允许的措施。该代理权是有效的，自动的，不受任何举动，任何人，及拖欠事项的出现及继续的干预（包括间接抵押的转移）。质押权方不应该有任何职责执行该权利或者对任何失败和拖延负责。

8.2       Event of defaults; Remedies.  Upon the occurrence of an event of default, Pledgee may, without notice to or demand on the Pledgors and in addition to all rights and remedies available to Pledgee, at law, in equity or otherwise, do any of the following:
8.2       过错事项；补救措施。在任何过错事项出现，质押权方可能无须通知或出质方要求，此外，在法律，资产或其它方面所授予质押权方权利及补救措施，需完成以下：

(a) Require the Pledgors to immediately pay all outstanding unpaid amounts due under the Consulting Services Agreement;
(a) 要求出质方立即支付“咨询服务协议”中的到期债务总额；

(b) Foreclose or otherwise enforce Pledgee’s security interest in any manner permitted by law or provided for in this Agreement;
(b) 取消抵押品赎回权或其它方式来保障法律或协议中的质押权方的权利；

(c)  Terminate this Agreement pursuant to Section 11;
(c)    依照11节终止该协议；

EQUITY PLEDGE AGREEMENT

(d)   Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and
(d)   行使任何和所有质押担保的法定所有人和受益的的任何和所有权利，包括但不限于转让，行使任何及所有有关质押担保的投票，合意和其他权利和权力；并且

(e)  Exercise any and all the rights and remedies of a secured party upon default under applicable law.
(e)  行使所有都被法律予以保障的担保方的权利及补救措施。

8.3       The Pledgee shall give a notice of default to the Pledgors when the Pledgee exercises its remedies under this Agreement.
8.3      当质押权方执行协议下的补救措施，质押权方应给予出质方予拖欠通知。

8.4       Subject to Section 7.3, the Pledgee may exercise its remedies under this Agreement at any time after the Pledgee gives a notice of default in accordance with Section 7.3 or thereafter.
8.4      根据7.3节，质押权方将在任何时候执行补救措施，在质押权方给予拖欠通知后。

8.5       The Pledgee is entitled to priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the equity interest pledged herein in accordance with legal procedure until the unpaid Services Fees under the Services Agreement are repaid.
8.5       质押权方在接受拍卖或销售被抵押资产的整体或部分的支付中有预先权，根据法律协议直至未被支付服务协议下的服务费偿清为止。

8.6      The Pledgor shall not hinder the Pledgee from exercising its rights in accordance with this Agreement and shall give necessary assistance so that the Pledgee may exercise its rights in full.
8.6      出质方根据协议不可阻碍质押权方行使权利，应给予必要的帮助以确保质押权方充分行使权利。

EQUITY PLEDGE AGREEMENT

9.    Assignment.
9.    转让

9.1      The Pledgors shall not donate or transfer rights and obligations herein without prior consent from the Pledgee.
9.1      未经质押权方的事先允许，出质方不得捐赠及转移它的权利和义务。

9.2       This Agreement shall be binding upon each of the Pledgors and his, her or its successors and be binding on the Pledgee and his each successor and assignee.
9.2      本协议将约束每个出质方及其继承者，质押权方及其继承者及受让人。

9.3       The Pledgee may transfer or assign his all or any rights and obligations under the Service Agreement to any individual specified by it (natural person or legal entity) at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the rights and obligations under the Service Agreement, and such transfer shall only be subject to a written notice serviced to Pledgors, and at the request of the Pledgee, the Pledgors shall execute the relevant agreements and/or documents with respect to such transfer or assignment.
9.3       质押权方可转让他的服务协议中的所有或任何权利及义务在任何时给指定的任何个人（自然人或法人实体）。在此情况下，受让人如同合同中一方可享有和执行质押权人的同样的权利和义务。当质押权方转让服务协议中的权利及义务时，该转让将只要求以书面通知出质方，在质押权方要求下，出质方将执行有关转让相关的协议及文件。

9.4        In the event of a change in control of the Pledgee’s resulting in the transfer or assignment of this agreement, the successor parties to the pledge shall execute a new pledge contract.
9.4        在质押权方由于控制人改变导致本协议转让，抵押的承继方将制作新的质押抵合同。

10.   Formalities, Fees and Other Charges.
10．  形式，费用及其他支出。

10.1           The Pledgors shall be responsible for all the fees and actual expenses in relation to this Agreement including but not limited to legal fees, cost of production, stamp tax and any other taxes and charges. If the Pledgee pays the relevant taxes in accordance with applicable law, the Pledgors shall fully indemnify the Pledgee such taxes paid by the Pledgee.

EQUITY PLEDGE AGREEMENT

10.1     出质人将负责所有及实际联系到该协议的费用，包括但不限于：法律费用，产品成本，印花税及其它税金及花费。如果被出质人根据法律支付相关的税金，出质方将全额赔偿质押权人该笔税金。

10.2      The Pledgors shall be responsible for all the fees (including but not limited to any taxes, formalities fees, management fees, litigation fees, attorney’s fees, and various insurance premiums in connection with disposition of Pledge) incurred by the Pledgors for the reason that the Pledgors fail to pay any payable taxes, fees or charges for other reasons which cause the Pledgee to recourse by any means or ways.
10.2   出质方将负责所有费用（包括但不限于与处理抵押有关的税金，手续费，管理费用，诉讼费，律师费及各种保险费），该费用由于出质方因某种原因没有支付应付的税金、费用及其他花费而导致质押权方寻求追索权而引起。

11.    Force Majeure.
11． 不可抗力

11.1      “Force Majeure” shall include but not be limited to acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning, war, refers to any unforeseen events beyond the party’s reasonable control and cannot be prevented with reasonable care.  However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control.  The affected the Business Entity  Force Majeure shall notify the other party of such event resulting in exemption promptly.
11.1     不可抗力，包括但不限于：政府行为，自然力，火灾，爆炸，台风，洪水，地震，涨潮，闪电，战争，各方无法预料并超出合理控制范围，不能因维护得宜而预防。但是，任何贷款、资金或融资的短缺不应被视作超出某方合理控制范围。受不可抗力影响的一方应立即通知另一方已获得豁免。

11.2     In the event that the affected party is delayed in or prevented from performing its obligations under this Agreement by Force Majeure, only within the scope of such delay or prevention, the affected party will not be responsible for any damage by reason of such a failure or delay of performance. The affected party shall take appropriate means to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by the event of Force Majeure.  After occurrence of an event of Force Majeure, when such event or condition ceases to exist, both parties agree to resume the performance of this Agreement with their best efforts.

EQUITY PLEDGE AGREEMENT

11.2    如果受影响一方由于不可抗力推迟或被阻碍执行其协议中的义务，只在推迟或阻碍的范围内，受影响方无须对该损失负责。受影响方需采取合适措施来最小化或转移不可抗力的影响，并重新执行被不可抗力推迟或阻碍的义务。在不可抗力消除后，双方应尽最大努力继续履行协议。

12.      Confidentiality. The parties of this agreement acknowledge and make sure that all the oral and written materials exchanged relating to this contract are confidential. All the parties have to keep them confidential and can not disclose them to any other third party without other parties’ prior written approval, unless: (a) the public know and will know the materials (not because of the disclosure by any contractual party); (b) the disclosed materials are required by laws or stock exchange rules; or (c) materials relating to this transaction are disclosed to parties’ legal consultants or financial advisors, however, who have to keep them confidential as well.  Disclosure of confidential information by Employees or hired institutions of the parties is deemed as the act by the parties, therefore, subjecting them to liability.
12.  保密条款。各方之间应当认识到任何与此文件相关的口头或书面资料都是保密的，应当确保所有这样的文件的机密性。未经其他三方的书面允许，任何一方不得向第三方提供相关的资料。但下述资料不认为是保密资料：a.公众获悉或者可能被公众获悉的资料（但不包括各方收到资料后公布的）；b.由股票交易市场相关的法律、制度、规则规定应当公开的资料；c.各方向其法律顾问或财务顾问提供的、与该协议相关的资料，该法律顾问或财务顾问应当遵守此章节提出的保密条款。任何一方的员工或者受雇的机构披露机密资料将被视为该方泄密的行为，并且该方将承担相应的违约责任。无论此协议是否有效，或者由于某些原因修改、废除、终止此协议，此条条款始终有效。

13.       Dispute Resolution.
13.      争议的解决。

13.1   This Agreement shall be governed by and construed in accordance with the PRC law.
13.1   此协议的应适用中华人民共和国的法律并根据其解释。

EQUITY PLEDGE AGREEMENT

13.2       The parties shall strive to settle any dispute arising from the interpretation or performance, or in connection with this Agreement through friendly consultation.  In case no settlement can be reached through consultation, each party can submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration. The arbitration shall follow the current rules of CIETAC, and the arbitration proceedings shall be conducted in Chinese and shall take place in Shanghai. Any resulting arbitration award shall be final and binding upon the parties.
13.2      各方应当友好磋商解决在此协议的解释和执行过程中所引发的争议。如果在争议引发生30天内不能达成一致意见，各方可以将此问题提交中国国际经济贸易仲裁委员会根据其制定的规定受理。仲裁将在上海进行，所有程序以中文进行。任何仲裁将成为最终的结果，各方应当一并承担。

14.   Notices.  Any notice which is given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. Where such notice is delivered personally, the time of notice is the time when such notice actually reaches the addressee; where such notice is transmitted by facsimile, the notice time is the time when such notice is transmitted. If such notice does not reach the addressee on business date or reaches the addressee after the business time, the next business day following such day is the date of notice. The delivery place is the address first written above of the parties hereto or the address advised in writing including via facsimile from time to time.
14       通知。任何一方发出的、与此协议行使权利和履行义务为目的的通知应当为书面形式。当上述通知以专人送交时，通知时间为通知实际到达被通知人；当通知以传真形式传送，通知时间为传送时间。假如通知没在工作日到达被通知人或在工作日之后到达被通知人，该日的下一个工作日是通知日，递送地址为为各方上述第一个地址或书面建议的包括通过传真发送的地址。

15.   Entire Contract.  All Parties agree that this Agreement constitute the entire agreement of the Parties with respect to the subject matter therein upon its effectiveness and supersedes and replaces all prior oral and/or written agreements and understandings relating to this Agreement.
15         协议的完整性。各方应当认识到该协议阐述了各方关于协议所述问题所达成的一致。该协议取代任何先前和同时期所有的口头或书面协议。

16.   Severability.  Any provision of this Agreement which is invalid or unenforceable because of inconsistent with the relevant laws shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

EQUITY PLEDGE AGREEMENT

16．  协议的可分性。如果根据相关法律任何该协议的规定失效或者不可实施，则该规定只有在适用的中华人民共和国法律和法规范围内失效，但是其他条款的有效性、合法性和可执行性不会受到任何影响和削弱。

17.   Appendices.  The appendices to this Agreement are entire and integral part of this Agreement.
17        附录。该协议的附录构成协议的完整和必要部分。

18.        Amendment or Supplement.
18．    改正和补充。

18.1      Parties may amend and supply this Agreement with a written agreement, provided that such amendment shall be duly executed and signed by the Pledgee, The Business Entity, and holders of a majority of the shares of The Business Entity  held by the Pledgors, and such amendment shall thereupon become a part of this Agreement and shall have the same legal effect as this Agreement.
18.1     各方可用书面协议修改和补充该协议。由各方执行并签署的修改及补充将成为协议的部分与该协议具有相同的法律效果。

18.2      This agreement and any amendments, modification, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and sealed by the parties hereto.
18.2      协议和任何改正，修改，补充，附加及改变均以书面表示，由各方执行并盖章之日起生效。

19.   Language and Copies of the Agreement.  This Agreement has been executed in four (4) duplicate originals in English, each Party has received one (1) duplicate original, and all originals shall be equally valid.
19.      语言和协议的副本。本协议由英语制作四份。各方持有一份，每份具有相同的法律效力。

[SIGNATURE PAGE FOLLOWS]

EQUITY PLEDGE AGREEMENT

SIGNATURE PAGE
签字页

IN WITNESS WHEREOF each party hereto has caused this Agreement duly executed by itself or a duly authorized representative on its behalf as of the date first written above.
特此证明，发起该协议的各方由其本人或授权代表自上述日期起签署。

PLEDGEE:     Harbin Mege Union Beauty Management Ltd.
质押权人： 哈尔滨美联美容管理有限公司

Legal/Authorized Representative: __________________
法定代表人/或被授权人(签字)：

Name: LIU Tong
姓名：刘佟

Title: _________________________________________
职务：

THE BUSINESS ENTITY:
商业实体：

Legal/Authorized Representative: ____________________
法定代表人/或被授权人（签字）：

Name:
姓名：

Title: ___________________________________________
职务：

EQUITY PLEDGE AGREEMENT

PLEDGEE SIGNATURE PAGE
出质人签字
PLEDGORS:
出质人

SHAREHOLDER/OWNERS OF THE BUSINESS ENTITY :
商业实体股东/所有人

_________________________________
By:

(PRC ID Card No.: )
中华人民共和国身份证号：

_________________________________
By:

(PRC ID Card No.: )
中华人民共和国身份证号：

EQUITY PLEDGE AGREEMENT

 Appendix 1
附　录　１

RESOLUTIONS OF THE GENERAL SHAREHOLDER/OWNERS’
MEETING OF THE BUSINESS ENTITY
 商业实体股东/所有人会决议

WHEREAS, that certain significant shareholders/owners of Business Entity  have agreed to pledge their shares of the Business Entity  under an Equity Pledge Agreement dated ______________; and
鉴于此，商业实体主要股东/所有人同意根据2007年8月3日签署的“股权质押协议”中质押其商业实体股份；并且

WHEREAS, it is in the best interest of the Business Entity for the shareholders/owners to enter into such Equity Pledge Agreement.
鉴于此，股东/所有人签署该“股权质押协议”是基于商业实体最优利益。

RESOLVED, that the pledge of shares held by the shareholders/owners of the Business Entity under the Equity Pledge Agreement is hereby approved.
决议，同意在“股权质押协议”中商业实体股东/所有人对持有的股权的质押。

This resolution was executed and submitted on ______________ by the undersigned shareholders/owners:
 决定由下述股东/所有人于2007年8月3日依法定程序制作并提交：

EQUITY PLEDGE AGREEMENT

SHAREHOLDERS/OWNERS:
股东/所有人

____________________________
By:

(PRC ID Card No.:                          )
中华人民共和国身份证号：

_________________________________
By:

(PRC ID Card No.:                          )
中华人民共和国身份证号：

EQUITY PLEDGE AGREEMENT	21